Exhibit 99.2

Supplemental Financial Data Fourth Quarter 2016

Disclaimer This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Sutherland Asset Management Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the Company's Registration Statement on Form S-4, the most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to Appendix A for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of December 31, 2016, unless otherwise noted. 1

Business Overview ORIGINATIONS ACQUISITIONS Small balance commercial investor property originations Freddie Mac approved seller and servicer; small balance multi-family originations SBA loan originations and servicing operations (owner-occupied) 2 Transitional commercial and multifamily real estate originations Residential mortgage Loan originations and servicing operations Acquisitions of performing and distressed loans through negotiated trades with regional banks and other financial institutions (e.g. non-bank lenders, special servicers.)

Annual 2016 Highlights ► Completed merger with ZAIS Financial and began trading on NYSE on November 1, 2016 ► Stockholders’ equity increased to $552.1 million as of December 31, 2016, primarily due to the merger ► Securitized $162.1 million of originated SBC loans ► Sold $133.9 million of senior bonds with a weighted average interest rate of 3.37%. ► Originated $529.3 million in SBC loans, an increase of 19.5% from $442.8 million in 2015 ► Originated $43.8 million in SBA loans, up 361.1% from $9.5 million in 2015 ► Completed the issuance of $75.0 million 7.5% Senior Secured Notes in February 2017 3

Fourth Quarter 2016 Highlights ► Net income of $26.1 million(1), or $0.83 per common share ► Includes bargain purchase gain from ZAIS Merger of $15.2 million, or $0.48 per common share ► Core earnings of $11.1 million(1), or $0.35 per common share ► Declared dividend of $0.35 per share for the fourth quarter ► Net book value of $16.80 per common share at December 31, 2016 ► Originations for the quarter: ► $143.6 million in SBC loans ► $13.7 million in SBA loans ► $363.6 million in Residential mortgage loans ► Gross assets exceeding $2.6 billion as of December 31, 2016 Returns 4Q 2016 Full Year 2016 Return on Equity(2) 19.6%(5) 10.7% Core Return on Equity(3) 8.4% 8.2% Dividend Yield(4) 10.4% 12.0% Inclusive of non-controlling interest Return on Equity is a annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period Core Return on Equity is an annualized percentage equal to core earnings over the average monthly total stockholders’ equity for the period. Refer to slide 21 for a reconciliation of GAAP Net Income to Core Earnings Dividend yield for the period based on 12/31/2016 share price of $13.45. Contribution from bargain purchase gain from ZAIS Merger of 11.5% 4

Return on Equity – Fourth Quarter 2016 Business Line Levered Yield(1) Equity Allocation Acquisitions 15.6% 21.4% SBC Conventional Originations 12.5% 48.9% SBA Originations, Acquisitions & Servicing 28.4% 18.1% Residential Mortgage Banking 47.4% 11.6% Cash and other non-earning assets, net Realized & unrealized gain, net Operating income and expenses, net Investment advisory fees Provision for income taxes Non-recurring income, net Return on Equity ROE(2) 20.1% (3.9%) 14.0% (12.9%) (1.5%) (3.9%) 7.7% 19.6% Core Earnings 20.1% (3.9%) 9.5% (12.9%) (1.5%) (2.9%) -- 8.4% 5 Levered yields for the quarter ended 12/31/2016 include interest income, accretion of discount, MSR creation, and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis Based on GAAP Net Income

Acquired portfolio ► At this stage of the credit cycle, ample inventory of opportunistic performing SBC loans ► Acquired $47.8 million of loans, including $38.1 million of jumbo residential loans from the ZAIS merger ►Increased capacity for acquisitions through the successful issuance of $75.0 million 7.5% Senior Secured Notes Number of loans 932 Unpaid principal balance(1) $493,374 Carrying value(1) $429,236 Weighted average LTV 55% Weighted average interest rate 5.9% Weighted average maturity 125 months Weighted average UPB $529,910 Percentage of loans fixed/floating 46% / 54% Percentage of loans perf./non-perf. 94% / 6% Portfolio Metrics Gross Levered Yield 6 $ in thousands 25.2% 22.2% 17.0% 15.7% 15.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16

SBC Conventional Originations ► Originations of $143.6 million, up 2.5% quarter over quarter ► Post-election rise in 10-year Treasury yields likely to benefit SBC conventional originations ► Extended $250 million repo facility for an additional year through February 2018 ► Origination pipeline of $151.2 million(2) Number of loans 278 Unpaid principal balance(1) $729,976 Carrying value(1) $745,826 Weighted average LTV 62% Weighted average interest rate 6.1% Weighted average maturity 61 months Weighted average UPB $2,625,812 Percentage of loans fixed/floating 80% / 20% Percentage of loans perf./non-perf. 100% / 0% Portfolio Metrics Gross Levered Yield 7 $ in thousands As of March 13, 2017 14.0% 15.0% 11.6% 13.0% 12.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16

SBA Originations, Acquisitions & Servicing Number of loans 2,509 Unpaid principal balance(1) $615,764 Carrying value(1) $543,404 Weighted average LTV 80% Weighted average interest rate 5.2% Weighted average maturity 167 months Weighted average UPB $245,223 Percentage of loans fixed/floating 1% / 99% Percentage of loans perf./non-perf. 96% / 4% Gross Levered Yield Portfolio Metrics ► $12.9 million of SBA secondary market loans sales with an average sale premium of 9.6% ► Originated $13.7 million, similar to third quarter ► Acquisition pipeline of $90 million comprised of seasoned legacy SBA 7a loans(2) ► Origination pipeline in excess of $66 million(2) 8 $ in thousands As of March 13, 2017 21.1% 31.2% 29.1% 28.6% 28.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16

Residential Mortgage Banking Unpaid principal balance $2.2 billion % of Originations Purchased 66.7% % of Originations Refinanced 33.3% Unpaid principal balance $2.2 billion % of UPB- Fannie/ Freddie securitizations 66.2% % of UPB- Ginnie Mae securitizations 25.3% % of UPB – Other investors 8.5 % MSR Servicing Portfolio (UPB in $billions)(1) Portfolio Metrics(1) ► Operates through our wholly-owned subsidiary, GMFS, LLC, which was acquired from ZAIS Financial in fourth quarter 2016 ► GMFS originates residential mortgage loans eligible to be purchased, guaranteed or insured by Fannie Mae, Freddie Mac, FHA, USDA and VA through retail, correspondent and broker channels ► MSR portfolio of approximately $5.5 billion in UPB with fair market value of $61.4 million ► Originations of $363.6 million during the two months ended December 31, 2016 ► Loan sales of $380.2 million during the two months ended December 31, 2016 ► Origination pipeline of $200 million in commitments to originate residential agency loans(2) 9 Originations Sales Results for the year ended December 31, 2016. Historical information relating to the GMFS servicing portfolio that existed prior to the merger with ZAIS Financial on October 31, 2016 has been included for comparative purposes. As of March 13, 2017 $4.2 $4.4 $4.8 $5.1 $5.5 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16

Quarterly Investment Allocation Acquisitions(1) Originations(1) SBC Freddie MAC Transitional SBA Residential Total Gross investments $47,761 $33,635 $57,419 $52,547 $13,694 $363,609 $520,904 Number of loans 56 13 27 7 18 1,797 1,862 Average balance(2) $853 $2,737 $2,127 $7,789 $940 $199 $273 Gross Yield(3) 5.1% 6.5% 3.9% 6.5% 6.1% 3.6% 4.2% Weighted average duration(2) 295 months 52 months 138 months 28 months 227 months 337 months 260 months FX / ARM 100% / 0% 100% / 0% 72% / 28% 0% / 100% 0% / 100% 100% / 0% 83% / 17% Avg. Advance Rate(4) 76% 70% 100% 60% 71% 96% 77% Debt Cost(5) Libor + 319 Libor + 250 Libor + 175 Libor + 277 Libor + 350 Libor + 227 Libor + 251 $ in thousands Based on fully funded loan amount Gross yield equals contractual interest rates and accretion of discount based on Sutherland’s estimates of loan performance where applicable Weighted average advance rate of all assets of this loan type currently financed on the Company’s facilities Weighted average debt cost of all assets of this loan type currently financed on the Company’s facilities 10

Net Interest Margin(1) Contribution by SBC Operating Segment 11 Net interest margin is based on interest income, which reflects contractual interest rates and accretion of discount net of interest expense, which reflects contractual interest rates and deferred financing amortization 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Acquired Originated SBA

SBC Portfolio Composition as of Year End 2016 Collateral Diversification(1) SBA Segment Details(1) 12 As a percent of carrying value Retail 20% Office 20% Multi - Family 20% SBA 12% Industrial 9% Lodging 7% Mixed Use 6% Other 6% Acquired 30% Conventional SBC 39% Bridge 31% R ETAIL S EGMENT D ETAILS (1) Day Care 13% Dentists 9% Hotels 9% Restuarants 7% Vets 6% Physicians 5% Grocery 4% Auto 3% Other 44%

SBC Portfolio Composition as of Year End 2016 Lien position(1) Loan Size(1) 13 As a percent of carrying value First Mortgage 93% Sub. Mortgage 5% Other 2% Top 10 Loans 7% Remaining 93% CA 17% TX 14% FL 10% NY 8% GA 6% AZ 5% IL 3% NC 3% PA 3% Other 31% G EOGRAPHIC D IVERSIFICATION (1)

Financing and Leverage Deutsche Bank L + 250 - 325 1 – Year $275 $192 Master repurchase agreement used to finance newly originated SBC loans Citibank L + 300 1 – Year $200 $97 Master repurchase agreement used to finance legacy SBC loans J.P. Morgan L + 250 – 450 2 – Year $100 $48 Master repurchase agreement used to finance newly originated SBC loans, CRE bridge loans and acquired CRE J.P. Morgan L + 325 – 350 1 – Year $250 $60 Credit facility to fund CIT loan acquisition, legacy SBA 504 and 7(a) loans and newly originated SBA loans KeyBank L + 175 1 – Year $50 $33 Credit facility to fund Freddie Mac Small Balance originations GMFS Credit Facilities L + 225 – 230 1 – Year $205 $85 Credit facilities used to finance GMFS loans Total $1,080 $515 Bank Rate Term Facility Size(1) Available Capacity(1) Description Historical Leverage(1) 14 $ in millions Excludes reverse repurchase agreement secured by U.S. Treasuries and guaranteed loan financings 1.2x 1.1x 1.1x 1.2x 1.1x 2.1x 2.0x 1.9 x 1.9x 2.0x 0 0.5 1 1.5 2 2.5 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Recourse Total

2017 Strategic Initiatives 15

Sutherland Snapshot ($ amounts in thousands, except per share data)

Investment Type	Avg. Carrying Value	Gross Yield(1)	Avg. Debt Balance	Debt Cost(2)	Levered Yield(3)
Acquired portfolio	$465,556	7.3%	$373,954	5.3%	15.6%
SBC conventional origination portfolio	$742,240	6.6%	$533,069	4.2%	12.5%
SBA Originations, Acquisitions & Servicing	$578,360	6.6%	$501,065	3.3%	28.4%
Residential Mortgage Banking	$140,006	18.3%	$90,641	2.5%	47.4%
Total	$1,926,162	7.6%	$1,498,729	4.1%	20.1%

Book Equity Value per Common Share

Common Stockholders' equity	$513,097
Total Common Shares outstanding	30,549,084
Book value per Common Share	$16.80

Fourth Quarter Earnings Data per Common Share

Net income attributable to Sutherland Asset Management Corporation	$24,054
Earnings per share – Basic and diluted	$0.83
Return on Equity per Common Share	19.6%
Dividend yield (based on share price as of 12/31/2016)	10.4%

Sutherland Asset Management

(1) Gross yields are based on interest income, MSR creation, and net servicing income for the quarter ended 12/31/2016 on an annualized basis, which reflects contractual interest rates and accretion

(2) Sutherland finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 12/31/2016 on an annualized basis.

(3) Levered yields for the quarter ended 12/31/2016 include interest income, accretion of discount, MSR creation, and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis

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Investment Highlights Only nationwide specialty finance company focused on SBC market and structured as a tax-efficient REIT Compelling risk-adjusted returns due to competitive dynamics and fragmentation in the SBC market Dual strategy of acquisitions and originations with extensive track record Embedded origination and servicing platforms drive future growth with benefit to shareholders Demonstrated access to cost-effective financing through securitization and bank markets Attractive business model with $552 million of Total Stockholders’ Equity and $2.6 billion of Total Assets 17

Appendix

Historical Financial Performance(1) 18 Retroactively adjusted for the equivalent number of shares after reverse acquisition using an exchange rate of 0.8356 Refer to slide 21 for a reconciliation of GAAP earnings to Core earnings $0.32 $0.32 $0.31 $0.34 $0.83 $0.51 $0.37 $0.32 $0.36 $0.35 $0.60 $0.45 $0.45 $0.36 $0.35 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 $ Per share Earnings Adjusted core earnings (2) Dividend declared Bargain purchase gain $0.48

Balance Sheet by Quarter

(In millions, except per share values)	12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016
Assets					
Cash and cash equivalents	$ 41.6	$ 59.9	$ 55.0	$ 38.5	$ 59.6
Restricted cash	14.8	16.7	14.7	15.9	20.2
Short term investments	250.0	250.0	250.0	250.0	320.0
Loans, held at fair value	155.1	174.3	212.9	233.6	81.6
Loans held for sale, at fair value	-	-	-	23.3	181.8
Loans, held-for-investment	927.2	899.5	939.0	923.5	929.5
Loans eligible for repurchase from Ginnie Mae	-	-	-	-	138.0
Mortgage backed securities, at fair value	213.5	117.1	27.0	34.8	32.4
Servicing rights	27.3	26.0	24.4	23.4	83.8
Assets of consolidated VIEs	649.0	622.7	577.5	554.3	691.1
Other assets	51.3	51.1	46.8	51.4	67.3
Total Assets	$ 2,329.8	$ 2,217.3	$ 2,147.3	$ 2,148.7	$ 2,605.3
Liabilities					
Borrowings under credit facilities	175.3	161.4	191.0	228.0	326.6
Promissory note payable	-	-	9.2	9.0	7.4
Securitized debt obligations of consolidated VIEs	461.5	435.0	401.8	374.8	492.9
Borrowings under repurchase agreements	644.1	614.6	568.8	581.8	600.9
Guaranteed loan financing	499.2	470.6	439.5	415.4	390.6
Contingent consideration	-	-	-	-	14.5
Liabilities for loans eligible for repurchase from Ginnie Mae	-	-	-	-	138.0
Accounts payable and other accrued liabilities	69.5	46.4	49.1	55.1	82.3
Total Liabilities	$ 1,849.6	$ 1,728.0	$ 1,659.4	$ 1,664.1	$ 2,053.2
Stockholders' Equity					
Additional paid-in capital	447.2	447.2	449.5	449.5	513.3
Retained earnings (deficit)	(5.9)	2.5	(1.3)	(4.3)	(0.2)
Sutherland Asset Management Corporation Equity	441.3	449.7	448.2	445.2	513.1
Non-controlling interests	38.9	39.6	39.7	39.4	39.0
Total Stockholders' Equity	480.2	489.3	487.9	484.6	552.1
Total Liabilities and Stockholders' Equity	$ 2,329.8	$ 2,217.3	$ 2,147.3	$ 2,148.7	$ 2,605.3
Book Value per Share[(1)]	$ 17.14	$ 17.46	$ 17.32	$ 17.21	$ 16.80

(1) Retroactively adjusted for the equivalent number of shares after reverse acquisition using an exchange rate of 0.8356

Sutherland Asset Management
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Statement of Income by Quarter

(In millions, except per share values)	Q4 2015	Q1 2016[1]	Q2 2016[1]	Q3 2016[1]	Q4 2016
Interest income					
Loans, held-for-investment	$ 32.0	$ 32.3	$ 30.8	$ 27.0	$ 26.9
Loans, held at fair value	3.8	3.4	2.8	4.0	3.3
Loans, held for sale, at fair value	-	-	-	-	1.6
Mortgage backed securities, at fair value	3.1	2.2	1.0	0.8	0.9
Total interest income	38.9	37.9	34.6	31.8	32.7
Interest expense					
Credit facilities, promissory notes, and exchangable notes	(1.3)	(2.0)	(2.1)	(2.4)	(3.3)
Securitized debt obligations	(3.7)	(4.5)	(4.5)	(4.2)	(4.4)
Borrowings under repurchase agreements	(4.0)	(3.9)	(3.6)	(4.1)	(4.7)
Guaranteed loan financing	(4.1)	(3.9)	(3.5)	(3.3)	(3.3)
Total interest expense	(13.1)	(14.3)	(13.7)	(14.0)	(15.7)
Net interest income before provision for loan losses	25.8	23.6	20.9	17.8	17.0
Provision for loan losses	(4.1)	(2.2)	(2.0)	(0.5)	(3.1)
Net interest income after provision for loan losses	21.7	21.4	18.9	17.3	13.9
Other income (expense)					
Other income	4.4	2.4	1.3	1.7	5.2
Servicing income, net of amortization and impairment	(0.3)	1.4	1.4	1.7	4.2
Gain on bargain purchase	-	-	-	-	15.2
Employee compensation and benefits	(6.4)	(6.0)	(5.0)	(5.7)	(11.6)
Professional fees	(1.1)	(1.8)	(3.7)	(3.1)	(4.8)
Management and incentive fees	(1.6)	(1.8)	(1.8)	(1.8)	(2.0)
Loan servicing expense	(1.0)	(0.9)	(1.2)	(1.8)	(0.7)
Other operating expenses	(3.1)	(4.0)	(3.8)	(3.4)	(6.8)
Total other income (expense)	(9.1)	(10.7)	(12.8)	(12.4)	(1.3)
Realized gain (loss)	(2.2)	0.1	1.1	2.5	12.3
Unrealized gain (loss)	2.8	(0.3)	2.6	3.5	9.3
Net income before income tax expense and discontinued operations	13.2	10.5	9.8	10.9	34.2
Loss from discontinued operations, net of tax	(1.6)	(0.4)	-	-	(1.8)
Income tax expense	(2.7)	(1.0)	(1.2)	(1.3)	(6.3)
Net income after tax expenseand discontinued operations	8.9	9.1	8.6	9.6	26.1
Less: Net income attributable to non-controlling interests	0.7	0.7	0.7	0.8	2.0
Net income attributable to Common Shareholders	$ 8.2	$ 8.4	$ 7.9	$ 8.8	$ 24.1
Earnings per share[1]	$ 0.32	$ 0.32	$ 0.31	$ 0.34	$ 0.83
Weighted average common shares outstanding[2]	25,369,106	25,739,847	25,739,847	25,870,485	28,963,695

SUTHERLAND Asset Management

(1) Certain balances have been reclassified to match current period presentation
(2) Retroactively adjusted for the equivalent number of shares after reverse acquisition using an exchange rate of 0.8356

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Core Earnings Reconciliation 21 (In millions, except per share values) Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Net income $ 8.9 $ 9.1 $ 8.6 $ 9.6 $ 26.1 Reconciling items: Unrealized (gain) loss on mortgage-backed securities 3.8 (2.0) (1.6) (0.7) 0.6 Realized (gain) loss on mortgage-backed securities - 3.1 0.5 - 0.1 Unrealized (gain) loss on residential mortgage servicing rights, net of tax - - - - (6.9) Bargain purchase gain - - - - (15.2) Merger transaction costs - - 1.7 0.9 2.0 Employee severance, net of tax - - - 0.3 0.1 (Gain) loss on discontinued operations, net of tax 1.6 0.6 - - 3.0 Total reconciling items 5.4 1.7 0.6 0.5 (16.3) Core earnings before income taxes 14.3 10.8 9.2 10.1 9.8 Income tax adjustments - (0.3) - - 1.3 Core earnings $ 14.3 $ 10.5 $ 9.2 $ 10.1 $ 11.1 Core earnings per share $ 0.51 $ 0.37 $ 0.32 $ 0.36 $ 0.35